UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2026

RAIN ENHANCEMENT TECHNOLOGIES HOLDCO, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-42460	99-3527155
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4851 Tamiami Trail N, Suite 200

Naples, FL 34103

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 339-222-6714

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RAIN	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	RAINW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 18, 2026, Rain Enhancement Technologies Holdco, Inc. (“RAIN”) entered into a binding letter of intent (the “Binding LOI”) with Tensor Networks, Inc. (“Tensor Networks”), a privately held developer of predictive AI technology built around the company’s “Safe AI” approach to infrastructure security, and Harry You, RAIN’s Chairman and a greater than 10% shareholder of RAIN. The Binding LOI provides for a business combination that would result in Tensor Networks becoming part of RAIN’s publicly traded holding company structure upon closing. Upon closing, Rain Enhancement Technologies, Inc. (“RET”) and Tensor Networks would each continue to operate as a wholly owned operating subsidiary of RAIN, pursuing its own commercial strategy under its own management team.

The Binding LOI was unanimously approved by the boards of directors of RAIN and Tensor Networks. The closing of the proposed business combination is expected to occur following the receipt of the required approval by RAIN’s shareholders and the satisfaction of other customary closing conditions.

The transaction remains subject to due diligence, negotiation and execution of a definitive transaction agreement, Nasdaq granting RAIN’s pending request for continued listing, Nasdaq approval of the combined company’s initial listing application, and other customary closing conditions which are described in more detail below. There can be no assurance that a definitive agreement will be entered into or that the proposed business combination will be consummated on the terms or timeframe currently contemplated, or at all.

Consideration; Lock-Up; Registration Rights

The Binding LOI contemplates an all-stock transaction. Tensor Networks’ equity holders are expected to own approximately 90% of the fully diluted equity of the combined company, and RAIN’s existing shareholders are expected to retain approximately 10% of the fully diluted equity of the combined company, in each case prior to dilution from the contemplated PIPE Financing described below. The parties have agreed to negotiate in good faith to determine the pre-money equity value, on a cash-free, debt-free basis, to be ascribed to Tensor Networks in the business combination. Additionally, the parties have agreed that all of RAIN’s outstanding Class B common stock will be converted into Class A common stock (the “Class B Conversion”) and all of RAIN’s outstanding indebtedness will either be converted, restructured, or forgiven on terms that are mutually agreeable to the parties (the “RAIN Debt Restructuring”), with the dilutive impact of any such RAIN Debt Restructuring to be mutually agreed.

The founders, officers, directors, and significant shareholders of each of RAIN and Tensor Networks will enter into a lock-up agreement concurrently with the business combination closing pursuant to which they will agree not to transfer their shares of common stock of RAIN for a period of 18 months after the closing, and employees of Tensor Networks will enter into a lock-up agreement concurrently with the business combination closing pursuant to which they will agree not to transfer their shares of common stock of RAIN for a period of 12 months after the closing, in each case subject to customary exceptions for estate planning, transfers to affiliates, and transfers by operation of law.

Tensor Networks’ shareholders will enter into a registration rights agreement with RAIN at the closing of the proposed business combination, pursuant to which RAIN will agree to register for resale the registrable securities held by them.

Financing Cooperation

In connection with the proposed business combination, RAIN and Tensor Networks will seek to raise additional financing through the sale of equity or equity-linked securities of RAIN (the “PIPE Financing”), with the structure and other terms of such PIPE Financing to be mutually agreeable, and with such PIPE Financing expected to close concurrently with or immediately prior to the business combination closing. The net proceeds of the PIPE Financing are expected to fund Tensor Networks’ growth and working capital.

Post-Closing Governance

Eric Frazier, the Founder and CEO of Tensor Networks, will become Chief Executive Officer of RAIN; Randy Seidl, CEO of RAIN, will become President of RAIN, with both reporting to the combined company’s board of directors. Upon the closing, the combined company’s board of directors is expected to consist of seven directors, of which four will be designated by Tensor Networks, two will be designated by RAIN, which will include Harry You, who will be the non-executive chairman of the board of directors, and one director will be mutually agreed by Tensor Networks and RAIN. Certain Tensor Networks shareholders will enter into a voting agreement wherein they agree to vote all of their outstanding shares in favor of RAIN’s board designees, and certain RAIN shareholders will enter into a voting agreement wherein they agree to vote all of their outstanding shares in favor of Tensor Networks’ board designees, in each case during the two years following the closing of the proposed business combination.

Conditions to the Parties’ Obligations to Consummate the Business Combination

The Binding LOI provides that the obligations of the parties to consummate the proposed business combination will be subject to certain conditions, including, among others: (i) certain mutual conditions, including Nasdaq approval of the listing of the combined company’s common stock, and the receipt of all required regulatory approvals and specified material third-party approvals, if any, (ii) certain conditions in favor of Tensor Networks, including (A) the bring-down at the closing of RAIN’s representations, warranties, and covenants to a customary materiality or material adverse effect standard, (B) there being at least $25 million in gross proceeds from the PIPE Financing and other sources prior to the payment of transaction expenses and the RAIN Debt Restructuring, (C) no material adverse change having occurred with respect to RAIN that is continuing, (D) the Class B Conversion having been completed, and (D) the RAIN Debt Restructuring having been completed, and (iii) certain conditions in favor of RAIN, including (A) the bring-down at the closing of Tensor Networks’ representations, warranties, and covenants to a customary materiality or material adverse effect standard, (B) Tensor Networks having no outstanding indebtedness for borrowed money, subject to certain exceptions, and (C) no material adverse change having occurred with respect to Tensor Networks that is continuing.

Termination Rights

The Binding LOI may be terminated and the proposed business combination may be abandoned at any time prior to the execution of a definitive transaction agreement by mutual written consent of Tensor Networks and RAIN, by written notice by either Tensor Networks or RAIN if the definitive transaction agreement has not been signed by November 20, 2026 (which date may be extended by mutual consent), or by written notice by either Tensor Networks or RAIN if RAIN’s securities are delisted from the Nasdaq Stock Market. Further, the Binding LOI provides that Tensor Networks will have the ability to terminate the Binding LOI, or the definitive transaction agreement, if RAIN’s common stock is delisted from Nasdaq prior to the closing of the proposed business combination.

Interim Covenants; Exclusivity

The Binding LOI also contains customary pre-closing covenants of the parties, including the obligation of Tensor Networks and RAIN to conduct their business in the ordinary course and to refrain from taking certain specified actions, subject to certain exceptions, without the prior written consent of each other.

Tensor Networks also agreed to terminate any existing discussions, negotiations, and contacts regarding certain alternate transactions and not to, directly or indirectly, encourage, initiate, solicit, or engage in discussions or negotiations in connection with any alternate transaction, during the term of the Binding LOI.

Expenses

Each party will pay its own transaction expenses in connection with the proposed business combination, provided that, if the proposed business combination does not close, Harry You agreed to pay Tensor Networks’ outside accounting and outside counsel expenses and 50% of Tensor Networks’ audit expenses on behalf of Tensor Networks.

Information Statement

In connection with the proposed transaction, RAIN intends to obtain shareholder approval by written consent and to file an information statement with the U.S. Securities and Exchange Commission (“SEC”) and other documents regarding the proposed transaction with the SEC.

Item 7.01 Regulation FD Disclosure.

On September 23, 2026, RAIN and Tensor Networks issued a joint press release announcing their entry into the Binding LOI. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing of RAIN, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such filing.

Additional Information and Where to Find It

In connection with the proposed transaction, RAIN intends to file an information statement with the SEC and other documents regarding the proposed transaction with the SEC. YOU ARE URGED TO READ THE INFORMATION STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE TRANSACTION. You may obtain a free copy of these materials (when they are available) and other documents filed by RAIN with the SEC at the SEC’s website at www.sec.gov, at the investor relations section of RAIN’s website located at https://investor.rainenhancement.com/.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibit hereto shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed transaction. This Current Report on Form 8-K and the exhibit hereto shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

This Current Report on Form 8-K and the exhibit hereto do not constitute a solicitation of a proxy. RAIN, Tensor Networks, and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of RAIN in favor of the transaction. Information about RAIN’s directors and executive officers is set forth in RAIN’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on April 15, 2026, including under the headings “Directors, Executive Officers and Corporate Governance”, “Executive Compensation”, “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Certain Relationships and Related Transactions, and Director Independence”, and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/2028293/000121390026044121/ea0282265-10k_rainenhan.htm, and RAIN’s Current Report on Form 8-K filed with the SEC on June 9, 2026, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/2028293/000121390026066794/ea0294070-8k_rain.htm. To the extent holdings of RAIN’s securities by its directors or executive officers have changed since the amounts set forth in RAIN’s Annual Report, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/cgi-bin/own-disp?action=getissuer&CIK=0002028293. Additional information concerning the interests of the participants in the solicitation, which may, in some cases, be different than those of RAIN’s stockholders generally, will be set forth in the information statement relating to the transaction when it becomes available.

Forward-Looking Statements

This Current Report on Form 8-K, and the exhibit hereto, include certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” and “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations with respect to future performance and anticipated financial impacts of the proposed transaction, the satisfaction of the closing conditions to the proposed transaction, and the timing of the completion of the proposed transaction. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the control of RAIN and Tensor Networks and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the negotiations, inability to enter into any subsequent definitive agreements with respect to the proposed business combination, or to consummate the proposed business combination, and the possibility that the terms and conditions set forth in any definitive agreements with respect to the proposed business combination may differ materially from the terms and conditions set forth in the Binding LOI; (2) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the proposed business combination and any definitive agreements with respect thereto; (3) the inability to complete the proposed transaction, including due to failure to obtain approval of the shareholders of RAIN and Tensor Networks or other conditions to closing; (4) RAIN’s inability to remain listed on Nasdaq during the pendency of the business combination, and the inability to obtain or maintain the listing of the post-acquisition company’s common stock on Nasdaq following the proposed transaction; (5) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the proposed transaction; (6) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (7) costs related to the proposed transaction; (8) changes in applicable laws or regulations; (9) volatility in RAIN’s stock price following the announcement of the proposed transaction; and (10) other risks and uncertainties included in RAIN’s Annual Report and in the documents filed or to be filed with the SEC by RAIN and Tensor Networks. The foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. RAIN and Tensor Networks do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. Past performance by RAIN’s and Tensor Networks’ management teams and their respective affiliates is not a guarantee of future performance. Therefore, you should not place undue reliance on the historical record of the performance of RAIN’s and Tensor Networks’ management teams or businesses associated with them as indicative of future performance of an investment or the returns that RAIN or Tensor Networks will, or are likely to, generate going forward.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated September 23, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2026	RAIN ENHANCEMENT TECHNOLOGIES HOLDCO, INC.

	By:	/s/ Randall Seidl
	Name:	Randall Seidl
	Title:	Chief Executive Officer

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